Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 4 TO THE CREDIT AGREEMENT

Dated as of March 18, 2005

AMENDMENT NO. 4 TO THE CREDIT AGREEMENT (this “Amendment”) among ALDERWOODS GROUP, INC., a Delaware corporation (the “Borrower”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1)           WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of September 17, 2003 (such Credit Agreement, as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”).  Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement;

(2)           WHEREAS, the Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

SECTION 1.           Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (a) of the definition of “Consolidated Fixed Charge Coverage Ratio” to read in full as follows:

“(a)(i) Consolidated EBITDA for the period of the four consecutive fiscal quarters ending on such date, plus (ii) all federal, state, local and foreign property taxes payable by the Borrower and its Subsidiaries during such period, less (iii) the aggregate amount of all Capital Expenditures made by or on behalf of the Borrower and its Subsidiaries during such period to”

(b)           Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Letter of Credit Sublimit” to read in full as follows:

““Letter of Credit Sublimit” means an amount equal to $35,000,000.  The Letter of Credit Sublimit is a part of, and not in addition to, the Revolving Credit Facility.”

(c)           Section 2.05(b)(ii) of the Credit Agreement is hereby amended by replacing the word “or” after the reference to “(d)” in the third line thereof with a comma and by adding the words “or (k)” after the reference to “(h)” in the third line thereof.

(d)           Section 2.05(b)(iii) of the Credit Agreement is hereby amended and restated in full to read as follows:

“(iii) Upon the sale by any Loan Party or any of its Subsidiaries of any of its capital stock or other Equity Interests, other than (A) the sale of capital stock or other Equity Interests of a Subsidiary of a Loan Party to any Loan Party, (B) the sale of capital stock or other Equity Interests of a non-Guarantor to a Subsidiary of a Loan Party that is a non-Guarantor or (C) the sale of capital stock or other Equity Interests of the Borrower to participants in an employee stock purchase, equity incentive, deferred compensation or similar plan of the Borrower pursuant to any such plan in connection with a Disposition permitted by Section 7.05(k) (in each case, to the extent not prohibited by Sections 7.03, 7.05 and 7.06), the Borrower shall prepay an aggregate principal amount of Loans equal to 50% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by any Loan Party or such Subsidiary.”

(e)           Section 7.03(k) of the Credit Agreement is hereby amended and restated in full to read as follows:

“(k)         Loans or advances to officers, employees or consultants of the Borrower or any of its Subsidiaries for travel and moving expenses in the ordinary course of business for bona fide business purposes of the Borrower or any of its Subsidiaries, or to participants in an employee stock purchase, equity incentive, deferred compensation or similar plan of the Borrower to the extent resulting from deferral of payments owing by such participants under and in accordance with the terms of such plans; provided, that such loans or advances are made in compliance with the Sarbanes-Oxley Act of 2002, as amended;”

(f)            Section 7.05 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (i) thereof, adding the word “and” at the end of clause j thereof and adding a new clause (k) to read in full as follows:

“(k)         Dispositions of common stock of the Borrower made by the Borrower in connection with any employee stock purchase, equity incentive, deferred compensation or similar plan of the Borrower to participants in such plan;”

(g)           Section 7.06 of the Credit Agreement is hereby amended by redesignating clause (g) thereof as clause (i), by redesignating clause (h) thereof as clause (j), and by adding new clauses (g) and (h), to read in full as follows:

“(g)         the Borrower may repurchase or otherwise acquire shares of the common stock of the Borrower for contribution to any employee stock purchase, equity incentive, deferred compensation or similar plan in the ordinary course of business; provided that the aggregate amount of such purchases or acquisitions in any calendar year, when aggregated with Restricted Payments permitted by clause (h) below, shall not exceed the sum of (x) $2.0 million and (y) the amount of Restricted Payments permitted but not made pursuant to this clause (g) and clause (h) below in the immediately preceding calendar year;

(h)           the Borrower may redeem, repurchase, retire or otherwise acquire any Equity Interests of the Borrower or any Subsidiary of the Borrower held by any of the Borrower’s current or former directors, employees or consultants (or those of any of its Subsidiaries) pursuant to any management equity subscription agreement, employment agreement or stock option agreement; provided that the aggregate price paid for all such redeemed, repurchased, retired or acquired Equity Interests in any calendar year, when aggregated with Restricted Payments permitted by clause (g) above, shall not exceed the sum of (x) $2.0 million and (y) the amount of Restricted Payments permitted but not made pursuant to clause (g) above and this clause (h) in the immediately preceding calendar year;”

SECTION 2.           Conditions of Effectiveness.  This Amendment shall become effective as of the date first written above (the “Fourth Amendment Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, each L/C Issuer and the

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Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and the Consent attached hereto executed by each of the Loan Parties (other than the Borrower) and the Borrower shall have paid all reasonable costs and expenses (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent invoiced to the Borrower in reasonable detail) incurred in connection with the preparation, negotiation and execution of this Amendment.

SECTION 3.           Representations and Warranties of the Borrower.  The Borrower represents and warrants as follows:

(a)           The execution, delivery and performance by each Loan Party of this Amendment and each Loan Document as amended by the Amendment, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries other than as contemplated hereby or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

(b)           This Amendment and the consent attached hereto, when delivered hereunder, will have been duly executed and delivered by each Loan Party that is a party hereto and thereto.  This Amendment and the consent attached hereto, when so delivered, will constitute a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party hereto and thereto in accordance with its terms.

SECTION 4.           Reference to and Effect on the Credit Agreement, the Notes and the Loan Documents.  (a) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)           The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (except to the extent limited by the terms of the Collateral Documents) of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.           Costs, Expenses.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of

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counsel for the Administrative Agent invoiced to the Borrower in reasonable detail) in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 6.           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.           Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALDERWOODS GROUP, INC.

By:	/s/ Kenneth Sloan
Name: Kenneth Sloan
Title: Executive Vice President and Chief Financial Officer

BANK OF AMERICA, N.A. as Administrative Agent,
Swing Line Lender and L/C Issuer

By:	/s/ Don B. Pinzon
Name: Don B. Pinzon
Title: Vice President

[Signatures for the following lenders a party hereto omitted:
ACCESS INSTITUTIONAL LOAN FUND
ACM INCOME FUND
ADDISON CDO LIMITED
ALLIANCE GLOBAL STRATEGIC INCOME
ANTARES CAPITAL CORPORATION
ANTARES CAPITAL CORPORATION
ANTARES FUNDING LP CO LTD
ARCHIMEDES FUNDING III LTD
ARCHIMEDES FUNDING IV (CAYMAN) LTD
ARES ENHANCED LOAN INVESTMENT
ARES IX CLO LTD
ARES VII CLO LTD
ARES VIII CLO LTD
ATRIUM III
AURUM CLO 2002-1 LTD
AVERY POINT CLO LTD
BABSON CLO LTD 2004-1
BABSON CLO LTD 2004-11
BABSON CLO LTD. 2003-1
BANK OF AMERICA
BANK OF AMERICA
BANK OF AMERICA
BANK OF AMERICA (DEAL PLUG)
BANK OF AMERICA TRADE
BANK OF AMERICA TRADE
BIG SKY III SENIOR LOAN TRUST
BIG SKY SENIOR LOAN FUND LTD
BILL & MELINDA GATES FOUNDATION
BIRCHWOOD FUNDING LLC
BLACKROCK GLOBAL FLOATING RATE
BLACKROCK LIMITED DURATION INCOME
BLACKROCK SENIOR INCOME SERIES
BLACKROCK SENIOR LOAN TRUST
BRYN MAWR CLO LTD BY: DEERFIELD
BUSHNELL CBNA LOAN FUNDING
CARLYLE HIGH YIELD PARNTERS II LTD
CARLYLE HIGH YIELD PARTNERS III LTD
CARLYLE HIGH YIELD PARTNERS IV LTD
CARLYLE HIGH YIELD PARTNERS LP
CARLYLE HIGH YIELD PARTNERS VI LTD
CARLYLE LOAN INVESTMENT LTD
CARLYLE LOAN OPPORTUNITY FUND
CASTLE HILL III CLO LTD
CITIGROUP INVESTMENTS CORPORATE
CLYDESDALE CLO 2001-1 LTD
CLYDESDALE CLO 2001-1 LTD

CLYDESDALE CLO 2003 LTD
CLYDESDALE CLO 2004 LTD
COOKSMILL
CORONA TRUST
COSTANTINUS EATON VANCE CDO V, LTD
CSAM FUNDING III
CSAM SYNDICATED LOAN FUND
DEUTSCHE BANK AG (NEW YORK BRANCH)
EAGLE MASTER FUND LTD
EATON VANCE CDO II LTD
EATON VANCE CDO VI LTD
EATON VANCE FLOATING RATE INCOME
EATON VANCE INSTITUTIONAL SENIOR
EATON VANCE LIMITED DURATION INCOME
EATON VANCE SENIOR FLOATING-RATE
EATON VANCE SENIOR INCOME TRUST
EATON VANCE VT FLOATING-RATE
ECL FUNDING LLC
ELT LTD
ENDURANCE CLO I LTD
FIRST 2004-II CLO LTD
FLAGSHIP CLO 2001-1
FLAGSHIP CLO II
FLAGSHIP CLO III
FOREST CREEK CLO LTD
FRANKLIN CLO I LIMITED
FRANKLIN CLO II, LIMITED
FRANKLIN FLOATING RATE DAILY ACCESS
FRANKLIN FLOATING RATE MASTER
FRANKLIN FLOATING RATE TRUST
FRANKLIN TEMPLETON LIMITED DURATION
FRF CORPORATION
GALAXY CLO 1999-1 LTD
GALAXY CLO 2003-1 LTD
GRAYSON & CO
GSC PARTNERS GEMINI FUND LIMITED
HANOVER SQUARE CLO LTD
IKB CAPITAL CORPORATION
ING ORYX CLO LTD
ING PRIME RATE TRUST
ING SENIOR INCOME FUND
JISSEKIKUN FUNDING LTD
JUPITER LOAN FUNDING LLC
JUPITER LOAN FUNDING LLC
KZH CRESCENT 3 LLC
KZH SOLEIL LLC
KZH SOLEIL-2 LLC
LANDMARK III CDO LIMITED
LCM II LIMITED PARTNERSHIP
LCM IV LTD
LOAN FUNDING I LLC
LOAN FUNDING I LLC
LOAN FUNDING III LLC
LOAN FUNDING VI LLC
LOAN FUNDING VIII
LOAN STAR STATE TRUST

LONG GROVE CLO LTD
LOOMIS SAYLES SENIOR LOAN FUND LLC
MAGNETITE ASSET INVESTORS III LLC
MAGNETITE IV CLO LIMITED
MAGNETITE V CLO LIMITED
MASSACHUSETTS MUTUAL LIFE INSURANCE
MERRILL LYNCH BUSINESS FINANCIAL
MERRILL LYNCH BUSINESS FINANCIAL
MONUMENT PARK CDO LTD
MORGAN STANLEY PRIME INCOME TRUST
MORGAN STANLEY SENIOR FUNDING INC
MORGAN STANLEY SENIOR FUNDING INC
MUIRFIELD TRADING LLC
NATIONAL CITY BANK
NATIONAL CITY BANK
NAVIGATOR CDO 2003 LTD LASALLE BANK
NAVIGATOR CDO 2004 LTD
NAVIGATOR CDO 2004 LTD
NEMEAN CLO LTD
NEW ALLIANCE GLOBAL CDO LIMITED
NOMURA BOND & LOAN FUND
NORTHWOODS CAPITAL II LTD
NORTHWOODS CAPITAL III LIMITED
NORTHWOODS CAPITAL IV LIMITED
NUVEEN FLOATING RATE INCOME OPPORTU
NUVEEN TAX-ADVANTAGED TOTAL RETURN
PIMCO FLOATING INCOME FUND
PIMCO FLOATING RATE INCOME FUND
PIMCO FLOATING RATE STRATEGY FUND
PIMCO HIGH YIELD FUND
PPM - SHADOW CREEK FUNDING LLC
PPM MONARCH BAY FUNDING LLC
PPM SPYGLASS FUNDING TRUST
PUTNAM FLOATING RATE INCOME FUND
RACE POINT CLO LIMITED
RACE POINT II CLO LIMITED
ROSEMONT CLO LTD
SANKATY HIGH YIELD PARTNERS II LP
SANKATY HIGH YIELD PARTNERS II LP
SEABOARD CLO 2000 LTD
SENIOR DEBT PORTFOLIO
SENIOR LOAN FUND
SEQUILS - CUMBERLAND 1 LTD
SEQUILS ING I (HBDGM) LTD
SEQUILS MAGNUM LTD
SIMSBURY CLO LIMITED
SKY CBNA LOAN FUNDING LLC
SKY CBNA LOAN FUNDING LLC
SOUTHPORT CLO LIMITED
SRF 2000 INC
SUFFIELD CLO LIMITED
SUN LIFE ASSURANCE CO OF CANADA
TCW SELECT LOAN FUND LIMITED
TOLLI & CO
TRUMBULL THC2 LOAN FUNDING LLC
TRYO CLO LTD 2000-1

UNION SQUARE CDO LTD
VAN KAMPEN SENIOR INCOME TRUST
VAN KAMPEN SENIOR INCOME TRUST
VAN KAMPEN SENIOR LOAN FUND
VAN KAMPEN SENIOR LOAN FUND
VELOCITY CLO LTD
WAVELAND-INGOTS,LTD
WESTERN ASSET FLOATING RATE HIGH
WINGED FOOT FUNDING TRUST
WINGED FOOT FUNDING TRUST
WRIGLEY CDO, LIMITED]

CONSENT

Dated as of March 18, 2005

Each of the undersigned, hereby consents to the foregoing Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein) except to the extent limited by the terms of the Collateral Documents.

Each of the Loan Parties listed on Annex A hereto

By:	/s/ Jeffrey Lowe
Name: Jeffrey Lowe
Title: Authorized Signatory

ALDERWOODS (TEXAS), L.P. By: Alderwoods (Partner), Inc., its general partner

By:	/s/ Jeffrey Lowe
Name: Jeffrey Lowe
Title: Authorized Signatory

DIRECTORS (TEXAS), L.P. By: DSP General Partner, Inc., its general partner

By:	/s/ Jeffrey Lowe
Name: Jeffrey Lowe
Title: Authorized Signatory

ANNEX A

ALABAMA

Advanced Planning (Alabama), Inc.

ALASKA

Alderwoods (Alaska), Inc.

ARIZONA

Alderwoods (Arizona), Inc.

Phoenix Memorial Park Association

ARKANSAS

Alderwoods (Arkansas), Inc.

CALIFORNIA

Advance Funeral Insurance Services

Alderwoods (Texas), Inc.

Alderwoods Group (California), Inc.

Directors Succession Planning II, Inc.

Directors Succession Planning, Inc.

DSP General Partner II, Inc.

Earthman LP, Inc.

Universal Memorial Centers V, Inc.

Universal Memorial Centers VI, Inc.

Whitehurst-Lakewood Memorial Park and Funeral Service

A.L. Cemetery

Colton Funeral Chapel, Inc.

Custer Christiansen Covina Mortuary, Inc.

Dimond Service Corporation

Glasband-Malinow-Weinstein Mortuary, Inc.

Glasband-Willen Mortuaries

Grove Colonial Mortuary, Inc.

Harbor Lawn Memorial Park, Inc.

Home of Peace Memorial Park and Mausoleum, Inc.

Neel Funeral Directors, Inc.

RH Mortuary Corporation

Richardson-Peterson Mortuary, Inc.

San Fernando Mortuary, Inc.

White Funeral Home, Inc.

Workman Mill Investment Company

COLORADO

Alderwoods (Colorado), Inc.

CONNECTICUT

Alderwoods (Connecticut), Inc.

DELAWARE

Administration Services, Inc.

Alderwoods (Alabama), Inc.

Alderwoods (Commissioner), Inc.

Alderwoods (Delaware), Inc.

Alderwoods (Mississippi), Inc.

American Burial and Cremation Centers, Inc.

DSP General Partner, Inc.

H.P. Brandt Funeral Home, Inc.

Lienkaemper Chapels, Inc.

Osiris Holding Corporation

RH Cemetery Corp.

RH Satellite Properties Corp.

Rose Hills Company

Rose Hills Holdings Corp.

FLORIDA

Coral Ridge Funeral Home and Cemetery, Inc.

Funeral Services Acquisition Group, Inc.

Garden Sanctuary Acquisition, Inc.

Kadek Enterprises of Florida, Inc.

Levitt Weinstein Memorial Chapels, Inc.

MHI Group, Inc.

Naples Memorial Gardens, Inc.

Osiris Holding of Florida, Inc.

Security Trust Plans, Inc.

GEORGIA

Advanced Planning of Georgia, Inc.

Alderwoods (Georgia), Inc.

Alderwoods (Georgia) Holdings, Inc.

Green Lawn Cemetery Corporation

Poteet Holdings, Inc.

Southeastern Funeral Homes, Inc.

IDAHO

Alderwoods (Idaho), Inc.

ILLINOIS

Alderwoods (Chicago Central), Inc.

Alderwoods (Chicago North), Inc.

Alderwoods (Chicago South), Inc.

Alderwoods (Illinois), Inc.

Chapel Hill Memorial Gardens & Funeral Home Ltd.

Chicago Cemetery Corporation

Elmwood Acquisition Corporation

Mount Auburn Memorial Park, Inc.

Pineview Memorial Park, Inc.

Ridgewood Cemetery Company, Inc.

Ruzich Funeral Home, Inc.

The Oak Woods Cemetery Association

Woodlawn Cemetery of Chicago, Inc.

Woodlawn Memorial Park, Inc.

INDIANA

Advance Planning of America, Inc.

Alderwoods (Indiana), Inc.

Ruzich Funeral Home, Inc.

IOWA

Alderwoods (Iowa), Inc.

KANSAS

Alderwoods (Kansas), Inc.

KENTUCKY

Alderwoods (Partner), Inc.

LOUISIANA

Alderwoods (Louisiana), Inc.

MARYLAND

Alderwoods (Maryland), Inc.

MASSACHUSETTS

Alderwoods (Massachusetts), Inc.

Doba Haby Insurance Agency, Inc.

MICHIGAN

Alderwoods (Michigan), Inc.

AMG, Inc.

WMP, Inc.

MINNESOTA

Alderwoods (Minnesota), Inc.

MISSISSIPPI

Family Care, Inc.

Stephens Funeral Fund, Inc.

MISSOURI

Alderwoods (Missouri), Inc.

MONTANA

Alderwoods (Montana), Inc.

NEVADA

Alderwoods (Nevada), Inc.

NEW HAMPSHIRE

Robert Douglas Goundrey Funeral Home, Inc.

St. Laurent Funeral Home, Inc.

ZS Acquisition, Inc.

NEW MEXICO

Alderwoods (New Mexico), Inc.

NEW YORK

Alderwoods (New York), Inc.

Northeast Monument Company, Inc.

NORTH CAROLINA

Alderwoods (North Carolina), Inc.

Carothers Holding Company, Inc.

Lineberry Group Inc.

MFH, L.L.C.

Reeves, Inc.

Westminster Gardens, Inc.

OHIO

Alderwoods (Ohio) Cemetery Management, Inc.

Alderwoods (Ohio) Funeral Home, Inc.

OKLAHOMA

Alderwoods (Oklahoma), Inc.

OREGON

Alderwoods (Oregon), Inc.

The Portland Memorial, Inc.

Universal Memorial Centers I, Inc.

Universal Memorial Centers II, Inc.

Universal Memorial Centers III, Inc.

PENNSYLVANIA

Alderwoods (Pennsylvania), Inc.

Bright Undertaking Company

H. Samson, Inc.

Knee Funeral Home of Wilkinsburg, Inc.

Nineteen Thirty-Five Holdings, Inc.

Oak Woods Management Company

RHODE ISLAND

Alderwoods (Rhode Island), Inc.

SOUTH CAROLINA

Alderwoods (South Carolina), Inc.

Graceland Cemetery Development Co.

TENNESSEE

Alderwoods (Tennessee), Inc.

Eagle Financial Associates, Inc.

TEXAS

Alderwoods (Texas) Cemetery, Inc.

CHMP Holdings, Inc.

Del Rio Memorial Park, Inc.

DHFH Holdings, Inc.

DHNC Holdings, Inc.

Directors Cemetery (Texas), Inc.

DSP General Partner, Inc.

Earthman Cemetery Holdings, Inc.

Earthman Holdings, Inc.

EDSB Holdings, Inc.

HFCC Holdings, Inc.

HFJC Holdings, Inc.

HFSC Holdings, Inc.

Panola County Restland Memorial Park, Inc.

Pioneer Funeral Plans, Inc.

Travis Land Company

Tyler Memorial Funeral Home and Chapel, Inc.

Waco Memorial Park, Inc.

VIRGINIA

Alderwoods (Virginia), Inc.

WASHINGTON

Alderwoods (Washington), Inc.

Evergreen Funeral Home and Cemetery, Inc.

Green Service Corporation

S&H Properties and Enterprises, Inc.

Vancouver Funeral Chapel, Inc.

WEST VIRGINIA

Alderwoods (West Virginia), Inc.

WISCONSIN

Alderwoods (Wisconsin), Inc.

Northern Land Company, Inc.